Virtus Emerging Markets Opportunities Fund, Virtus Low Duration Income Fund and
Virtus Tax-Exempt Bond Fund, each a series of Virtus Insight Trust

Supplement dated September 28, 2016 to the Summary and Statutory Prospectuses and

Statement of Additional Information (“SAI”) dated April 29, 2016,

as supplemented May 10, 2016

Important Notice to Investors

Effective September 23, 2016, the Virtus Emerging Markets Opportunities Fund, the Virtus Low Duration Income Fund and the Virtus Tax-Exempt Bond Fund, series of Virtus Insight Trust (“Predecessor Fund”), have been reorganized into the Virtus Emerging Markets Opportunities Fund, the Virtus Low Duration Income Fund and the Virtus Tax-Exempt Bond Fund, respectively, series of Virtus Opportunities Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management are the same as those of its Predecessor Fund and remain unchanged.

For information about the Virtus Emerging Markets Opportunities Fund, Virtus Low Duration Income Fund and Virtus Tax-Exempt Bond Fund, please refer to the Virtus Opportunities Trust Prospectus dated September 23, 2016.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VIT 8003/ReorgVOT (09/16)